Exhibit 99.1

PRESENTATION TO

Raymond James U.S. Bank Conference

September 7, 2023



Skyline Bankshares, Inc.

Holding Company for

Skyline National Bank

ALWAYS OUR BEST

Forward Looking Statement Disclaimer

Skyline National Bank

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to expectations regarding future financial performance and any other statements regarding future results or expectations. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. Our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions; the residual effects of the COVID-19 pandemic, including the Company's credit quality and business operations, as well as its impact on general economic and financial market conditions; the effect of changes in banking, tax and other laws and regulations and interpretations or guidance thereunder; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the combined company's market area; the implementation of new technologies; the ability to develop and maintain secure and reliable electronic systems; accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Highlights and History

Highlights:

GROWING COMMUNITY BANK

as of June 30, 2023

Assets: **$1.007 billion**

Loans: **$779 million**

Deposits: **$903 million**

Network: **27 branches**

1 lpo

TICKER: **SLBK** (OTC QX)

MARKET CAP: **$61.8million** as of August 25, 2023

#1 deposit share IN HOME COUNTIES OF GRAYSON AND FLOYD, VIRGINIA

History:

1900	1916	1955	2015	2016	2017	2018	2023
The Bank of Grayson opens for business	National charter granted and name changes to Grayson County National Bank	Bank becomes The Grayson National Bank	Parkway Acquisition Corp. formed	Strategic merger with The Bank of Floyd	Combined company rebranded as Skyline National Bank	Acquisition of Great State Bank in Wilkesboro, NC	Parkway Acquisition Corp. renamed Skyline Bankshares, Inc.

Our Values

Smart
Clever minds
create change.

Young-at-Heart
We surprise
and delight.

Inspired
Extraordinary
passion drives us.

Energetic
This is
contagious.

Skyline

Kind
We're never wrong
by doing right.

Local
We're from here.
We own it.

Nonconforming
We don't do mediocre
or status quo.

Asset Growth


TOTAL ASSETS
(in thousands)
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
November, 2015
Parkway Acquisition Corp formed
July 1, 2016
Grayson National Bank/ Bank of Floyd merger
March 17, 2017
Name changed to Skyline National Bank
April 19, 2018
West Jefferson branch opened
July 1, 2018
Merger with Great State Bank
December 2, 2019
Mocksville branch opened
March 16, 2020
Lenoir branch opened
July 6, 2020
Hudson and Hickory Mountain View branches opened
2020-2021
Recognized in Forbes magazine for PPP program that originated over 2,900 loans for over $128 million
February 9, 2022
Hickory Viewmont branch opened
May 25, 2022
Christiansburg branch relocated
June 23, 2023
Blacksburg branch opened
July 27, 2023
Meadows of Dan branch opened
February 21, 2023
Mooresville LPO opened
$331,760
$558,856
$547,961
$680,284
$706,290
$855,387
$995,848
$997,734
$1,007,151
December 31, 2015
December 31, 2016
December 31, 2017
December 31, 2018
December 31, 2019
December 31, 2020
December 31, 2021
December 31, 2022
June 30, 2023

Investment Rationale

UNRECOGNIZED VALUE – discount to peer institutions

IMPROVED SCALE AND GEOGRAPHY

- 2016 MOE – Roanoke and New River Valleys
- 2018 Acquisition – Increased NC presence

ORGANIC GROWTH OPPORTUNITIES in existing and contiguous markets

GROWTH POTENTIAL for "True" community bank:

- Large banks exiting markets (Wells Fargo, Bank of America, Truist)
- Consolidation of local community banks into larger regional banks (Surrey Bank, First Community, American National, Atlantic Union, Aquesta, Union, and FNB of PA)

STRONG FINANCIAL PERFORMANCE

SOUND ASSET QUALITY – diverse loan portfolio

LOW-COST CORE DEPOSIT BASE – strong NIM

CURRENT SHARES OUTSTANDING: 5,587,704 at 6/30/2023

SHARE REPURCHASE PROGRAM

- Over 10% outstanding shares (671,971) repurchased over the past four years

CURRENT PRICE: $12.00 (as of 8/25/2023)

TBV: $13.03 (as of 6/30/2023)

PRICE/TBV: 92.1%

SHAREHOLDER BASE:

- @1,317 registered holders
- Largely retail
- 2 of top 5 shareholders are represented on the board

PROVEN MANAGEMENT TEAM:

- Depth with built-in succession
- M&A experience – 2 deals in recent years

Investment Rationale


MEDIAN PRICE/TBV
92.1%
95.4%
145.8%
98.8%
95.8%
SLBK
Virgnia
North Carolina
Southeast (1)
US


MEDIAN PRICE/LTM EARNINGS
6.0x
6.8x
6.7x
7.0x
7.7x
SLBK
Virgnia
North Carolina
Southeast (1)
US

RAYMOND JAMES

(1) Southeast defined as AL, AR, FL, GA, MS, TN, VA, WV

Note: Financial data as of or for the period ended June 30, 2023; analysis excludes merger targets; market data as of August 24, 2023

Source: S&P Capital IQ Pro

Selected Public Peer Group

CRITERIA
HEADQUARTERS: Virginia & North Carolina
TOTAL ASSETS: $500M – $1.5B

HIGHLIGHTS
LTM ROAA: (0.54%) – 1.90%
LTM ROAE: (6.6%) – 26.1%

	Bank Overview						Financial and Perfomance Figures						Trading Data										
	Company Name	State	Ticker	HQ City	# of Branches	Total Assets ($MM)	NPAs / Assets[1] (%)	TCE Ratio (%)	LTM ROAA (%)	LTM ROAE (%)	LTM NIM (%)	Effncy Ratio (%)	8/24/2023 Price ($)	High ($)	Low ($)	Market Cap. ($MM)	ADV (Shares)	LTM EPS (x)	2023E EPS (x)	TBV (%)	Mkt Cap / Assets (%)	Div Yield (%)
1	Bank of Botetourt	VA	BORT	Buchanan	15	746,836	0.08	8.51	1.22	13.7	3.72	62	29.88	33.90	27.42	58.2	77	6.8	-	91.6	7.8	2.58
2	Bank of the James Finl Grp Inc	VA	BOTJ	Lynchburg	19	950,896	0.10	4.59	0.95	17.9	3.47	71	11.03	13.91	8.12	50.1	5,023	5.8	-	116.0	5.3	2.90
3	Benchmark Bankshares Inc.	VA	BMBN	Kenbridge	15	1,122,850	0.08	8.13	1.49	19.1	4.30	63	23.00	24.00	18.50	104.0	205	6.3	-	114.2	9.3	3.48
4	Chesapeake Financial Shares	VA	CPKF	Kilmarnock	7	1,354,817	0.18	6.71	1.15	19.5	3.42	78	18.50	26.40	18.50	86.6	223	5.4	5.7	95.4	6.4	3.24
5	Citizens Bancorp of Virginia	VA	CZBT	Blackstone	17	554,078	0.18	9.63	1.61	18.7	3.67	51	30.21	31.30	26.58	64.2	458	6.8	-	120.3	11.6	3.57
6	Dogwood State Bank	NC	DSBX	Raleigh	5	1,302,519	0.15	11.36	0.95	7.4	3.84	66	16.75	19.50	15.55	246.1	388	22.9	-	157.5	18.9	NA
7	F & M Bank Corp.	VA	FMBM	Timberville	10	1,278,370	0.15	5.42	0.42	7.5	2.89	100	20.75	27.99	18.01	72.2	700	13.8	-	104.5	5.8	5.01
8	First National Corp.	VA	FXNC	Strasburg	18	1,374,224	0.05	8.00	1.21	15.5	3.56	68	17.35	19.44	13.13	108.4	4,577	6.6	10.2	98.9	7.9	3.46
9	Freedom Finl Holdings Inc.	VA	FDVA	Fairfax	19	1,041,298	0.85	7.43	0.87	11.2	3.26	69	11.26	14.95	10.15	82.4	871	9.4	-	104.7	7.9	NA
10	KS Bancorp Inc.	NC	KSBI	Smithfield	6	580,834	0.14	6.45	1.36	22.8	3.94	65	52.80	59.00	45.50	58.5	25	7.0	-	154.6	10.0	1.89
11	New Peoples Bankshares Inc	VA	NWPP	Honaker	19	802,992	0.35	7.49	1.00	13.8	3.73	75	2.25	2.53	1.99	53.5	413	7.0	-	89.0	6.7	2.67
12	Oak Ridge Financial Services	NC	BKOR	Oak Ridge	9	613,501	NA	8.97	1.03	11.5	3.98	70	15.05	20.00	14.77	40.7	210	6.7	-	73.9	6.6	2.66
13	Oak View Bankshares	VA	OAKV	Warrenton	13	555,546	NA	5.35	0.78	13.8	3.06	66	8.80	9.50	8.51	26.0	400	6.8	-	87.5	4.7	1.14
14	Old Point Financial Corp.	VA	OPOF	Hampton	13	1,443,059	0.02	6.99	0.74	10.0	3.91	84	17.86	29.06	15.00	90.0	3,505	8.8	-	89.4	6.2	3.14
15	PB Financial Corporation	NC	PBNC	Rocky Mount	15	879,082	NA	7.80	1.90	23.3	3.72	38	41.00	55.00	38.11	100.3	80	6.0	-	137.0	11.4	4.88
16	Pinnacle Bankshares Corp.	VA	PPBN	Altavista	5	1,002,886	0.15	4.16	0.97	17.0	4.13	74	20.12	22.00	18.01	44.2	2,508	4.8	-	71.7	4.4	3.08
17	Touchstone Bankshares	VA	TSBA	Prince George	10	644,415	0.05	6.47	0.38	5.6	3.72	92	8.00	10.82	8.00	26.1	339	10.8	-	62.5	4.1	4.00
18	Triad Bus. Bank	NC	TBBC	Greensboro	3	513,000	0.00	7.14	(0.54)	(6.6)	2.61	113	7.01	10.30	7.01	46.9	698	NM	-	128.1	9.1	NA
19	Uwharrie Capital Corp	NC	UWHR	Albemarle	12	1,033,963	0.05	2.99	0.97	26.1	3.17	73	7.10	9.75	5.76	50.1	442	5.4	-	162.1	4.8	NA
20	Village Bank & Tr Finl Corp.	VA	VBFC	Midlothian	3	754,855	0.04	8.48	0.96	11.4	3.75	79	45.85	64.17	37.64	68.1	1,028	9.6	-	106.4	9.0	1.28
21	**Skyline Bankshares**	**VA**	**SLBK**	**Floyd**	**27**	**1,007,161**	**0.16**	**7.26**	**1.09**	**16.0**	**3.83**	**69**	**12.00**	**12.45**	**9.32**	**67.1**	**3,387**	**6.0**	-	**92.1**	**6.7**	**3.60**
	Selected Peer Group Median					950,896	0.11	7.26	0.97	13.8	3.72	70						6.8	7.9	104.6	7.2	3.19
	Selected Peer Group Mean					931,565	0.14	7.11	0.98	14.0	3.60	73						8.2	7.9	108.3	7.9	3.12

(1) Nonperforming assets excluding restructured loans (nonaccrual loans, real estate owned and repossessed assets)

Note 1: Financial data as of or for the period ended June 30, 2023; bank level data used where consolidated data unavailable; market data as of August 24, 2023

Note 2: Analysis excludes merger targets, as well as Bank of Southside Virginia (BSSC) due to ADTV being 0

Source: S&P Capital IQ Pro

RAYMOND JAMES

Markets Served

Current Markets

Roanoke / Blacksburg / NRV

- Healthcare – Carillion Clinic, Lewis Gale Hospitals
- Education – Virginia Tech, Radford University, Roanoke College
- Industry – Ballast Point, Northfolk Southern, Volvo, PepsiCo

Boone / Wilkes / Yadkin / Ashe

- Healthcare – Appalachian Regional Healthcare System
- Education – Appalachian State University
- Industry – Tyson, Lowes, GE Aviation, Unifi, Lydall

Independence / Floyd

- #1 Deposit share in home counties
- Largely a small business and retail market
- Provide a rural, low-cost deposit base

Hickory

- Healthcare – Catawba Valley Healthcare / Frye Regional
- Education – Lenoir Rhyne University
- Industry – Apple & Google data centers, MDI, CommScope

Future Market Potential

Statesville/Mooresville (LPO -- Mooresville 2/2023)

- Healthcare – Davis Regional / Lake Norman Regional
- Education – Davidson College, UNC Charlotte
- Industry – Lowe's Companies, Inc., NGK Ceramics, Kewaunee Scientific Corporation

Winston-Salem

- Healthcare – Novant Health / Atrium Health Wake Forest Baptist
- Education – Wake Forest University, Winston Salem State, Salem College
- Industry – Lowe's Foods, Hanesbrands Inc., Reynolds American

Abingdon/Bristol (LPO -- Abingdon 8/2023)

- Healthcare – Bristol Regional Medical Center, Johnston Memorial Hospital
- Education – King College, Virginia Highlands, ETSU
- Industry – K-VA-T (Food City), Eastman Chemical Company, Amazon Distribution Center



ROANOKE
Salem
Cave Spring
Blacksburg
Fairlawn
Christiansburg
Wytheville
Floyd
Willis
Hillsville
Meadows of Dan
TRI-CITIES
Abingdon
Troutdale
Elk Creek
Galax
Whitetop
Independence
TENNESSEE
VIRGINIA
NORTH CAROLINA
Sparta
West Jefferson
Boone
Wilkesboro
Yadkinville
WINSTON-SALEM
Lenoir
Hudson
Mocksville
Hickory
Mooresville
CHARLOTTE
NORTH CAROLINA
SOUTH CAROLINA
N


Financial Information

Skyline National Bank

ALWAYS OUR BEST

Condensed Balance Sheets

- Investment securities
  - > No HTM securities
  - > Modified duration 6.5
  - > @ $55 million with average maturity of 3.78 years
- Core loan growth:
  - > 7% for 2023 (annualized)
  - > 14% for 2022
- Loan-to-deposit ratio of 86% (as of 6/30/2023)
- High percentage of noninterest-bearing deposits 33% (as of 6/30/2023)
- Uninsured deposits ratio of 29% as of 6/30/2023
  - > 30% as of 2/28/2023
- No brokered deposits
- Off-balance sheet liquidity
  - > Unsecured FF lines of $73 million
  - > FHLB credit availability of $234.7 million

(in thousands, except per share data)	June 30, 2023	March 31, 2023	December 31, 2022	June 30, 2022
Assets				
Cash and Cash Equivalents	$ 21,196	$ 42,048	$ 31,061	$ 91,147
Investment Securities	130,887	139,692	137,101	151,836
Loans, net	772,514	757,796	748,624	714,584
Core Deposit Intangible	1,076	1,181	1,286	1,496
Goodwill	3,257	3,257	3,257	3,257
Other Assets	78,221	75,100	76,405	75,913
Total Assets	$ 1,007,151	$ 1,019,074	$ 997,734	$ 1,038,233
Liabilities				
Deposits	$ 903,438	$ 905,455	$ 920,327	$ 953,693
Borrowings	20,304	25,000	-	3,350
Other Liabilities	6,245	12,310	4,471	5,383
Total Liabilities	929,987	942,765	924,798	962,426
Stockholder's Equity	77,164	76,309	72,936	75,807
Total Liabilities and Equity	$ 1,007,151	$ 1,019,074	$ 997,734	$ 1,038,233
Book Value Per Common Share	$ 13.81	$ 13.61	$ 12.98	$ 13.52
Tangible Book Value Per Common Share	$ 13.03	$ 12.82	$ 12.18	$ 12.67
Loan-to-Deposit Ratio(%)	85.51	83.69	81.34	74.93

Condensed Income Statements

Net Interest Margin



4.50%
4.00%
3.50%
3.00%
4.51%
3.96%
3.74%
3.68%
3.86%
2019
2020
2021
2022
YTD 2023

Efficiency Ratio



80.00%
75.00%
65.00%
70.80%
74.69%
67.53%
67.22%
69.53%
2019
2020
2021
2022
YTD 2023

(in thousands, except per share data)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Interest Income	$ 10,593	$ 8,802	$ 20,661	$ 17,278
Interest Expense	1,703	451	2,766	943
Provision for Loan Losses	(195)	217	(301)	354
Noninterest Income	1,730	1,532	3,294	3,168
Noninterest Expense	7,397	6,875	14,732	13,410
Net Income Before Taxes	3,418	2,791	6,758	5,739
Income Taxes	665	555	1,277	1,097
Net Income	$ 2,753	$ 2,236	$ 5,481	$ 4,642
Earnings Per Share	$ 0.49	$ 0.40	$ 0.98	$ 0.83
Dividend Payout Ratio (%)	n/a	n/a	21.53	18.16
Profitability Ratios(%) - As Reported				
Net Interest Margin (%)	3.82	3.54	3.86	3.53
ROAA (%)	1.10	0.88	1.10	0.92
ROATE (%)	14.35	11.67	14.57	11.70
Efficency Ratio (%)	69.65	69.56	69.53	68.76

Loan Portfolio

Data as of June 30, 2023

Diverse portfolio – by loan type, industry, and geography

81% adjustable/variable - 19% fixed

Weighted average yield of 5.04%

Granular small business and retail portfolio:

- Average balance 1-4 family RE is $90,579
- Average balance CRE loans is $313,670
- Locally focused lenders
- Participations limited by policy (approximately 2% of total portfolio)
- Multi-family includes student housing at Virginia Tech, Radford University, and Appalachian State University

Commercial Real Estate (33% of portfolio):

- 45% of CRE portfolio is Owner Occupied


C&D
7%
Other
3%
C&I
5%
Farmland
3%
1-4 Family
40%
CRE
33%
Multi-family
9%

Commercial Real Estate

Data as of June 30, 2023

Office includes, but not limited to:

- Professional Services
- Personal Services
- Offices of Real Estate Agents and Brokers
- Property Managers
- Insurance Agencies
- Investment Services and Portfolio Management
- Child Care Services
- Motor Vehicle Dealers and Parts

Other includes, but not limited to:

- Church
- Convenience Store
- Mobile Home Park
- Assisted Living
- Car Wash
- Recreational
- Industrial
- Undeveloped Land


Office
18%
Hotel/Motel
15%
Medical Office
8%
Mfg/whse/office
Combo
7%
Warehouse
7%
Retail Center
7%
Retail
Standalone
7%
Mini
Storage
6%
General
Industrial
5%
Restaurant
4%
Other
16%

Deposit Portfolio

Data as of June 30, 2023

Geographic diversity – Individual market pricing potential

Cost of funds Q2: 73 bps

Core deposits to total deposits: 92%

Core deposits to total assets: 83%
(FDIC peer group average 75%)

Noninterest-bearing deposits: 33%

Average annual net DDA growth in excess of 2,100 accounts over the past 30 months

No brokered deposits or internet-based funding

Top 20 deposit relationships

- 68.1 million at 6/30/23
- 68.6 million at 2/28/23 (prior to SVB failure)



Time Deposits
> $250K
8%
Noninterest DDAs
33%
Interest-bearing DDAs
15%
Money Market
8%
Savings
18%
Time Deposits
< $250K
18%

Skyline Family – Overview

Culture

- "Always our Best"

Corporate Governance

- 14 Directors with annual terms
- Independent Chair & Vice-Chair
- 7 Committees

Management Team

- Market knowledge
- Complimentary skills in core functions
- Depth with built-in succession
- M&A experience – 2 deals closed successfully

Investing in the future

- Seven graduates from the Virginia Bankers School of Bank Management (two top bankers in their class and one tied for second place in their class) with three currently enrolled
- Four graduates from the Graduate School of Banking at Louisiana State University
- One graduate from the Graduate School of Banking at University of Wisconsin
- Eight participants in our summer intern program are now full-time employees
- Over the past five years, our employee-funded "Kindness Fund" has put $102,000 back in the hands of co-workers facing hardships



Skyline Family – Leadership

NAME	POSITION	EDUCATION	AGE	EXPERIENCE
Thomas Jackson	Chairman of the Board	Hampden Sydney College,College of William and Mary, J.D.	65	21
James Shortt	Vice-Chairman of the Board	Virginia Tech,University of Richmond, J.D.	60	11
Blake Edwards	Chief Executive Officer	Radford University	58	32
Lori Vaught	Chief Financial Officer	Radford University	50	28
Beth Worrell	Chief Risk Officer	Emory and Henry College	49	27
Rodney Halsey	Chief Operations Officer	Appalachian State University	54	31
Jonathan Kruckow	VA State President	Virginia Tech	39	17
Milo Cockerham	Chief Retail Banking Officer	Emory and Henry College	36	14
Ron Pearson	NC State President	Appalachian State University, Wake Forest University	73	51

Moving Forward


Franklin
FRANKLIN AUTOMOBILE COMPANY
The New Sport Runabout
BIRDSALL-SMITH MOTOR CO.
TELEPHONE 223
MOORESVILLE, N.C.

Downtown Mooresville, NC

Quality

Growth

- Organic
- LPOs
- Branch expansion
- Small bank acquisition

Performance

Always Our Best

Thank you for the opportunity to share the Skyline story.
We are happy to answer any questions you might have.

BLAKE EDWARDS
President and CEO
bedwards@skylinenationalbank.com
1.276.773.2811

Skyline Bankshares, Inc.

Holding Company for

Skyline National Bank

ALWAYS OUR BEST

Skyline National Bank

ALWAYS OUR BEST

1.866.773.2811 | SkylineNational.Bank